Portions of the text marked with [*****] have been redacted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

BUTADIENE SALES CONTRACT (EUROPE)
BETWEEN

DOW EUROPE GMBH

Bachtobelstrasse 3

8810 Horgen, Switzerland

(“Seller”)
AND

TRINSEO EUROPE GMBH

Zugerstrasse 231

8810 Horgen, Switzerland

(“Buyer”)

(Each of Buyer and Seller a “Party”, and collectively, the “Parties”)

Seller agrees to sell and supply to Buyer the Product described in this Contract out of the production plants of Dow Benelux B.V. Terneuzen, the Netherlands and Dow Olefinverbund GmbH Boehlen, Germany or any alternate source subject to qualification, and Buyer agrees to purchase and receive from Seller such Product into Buyer's Product consuming plants in Terneuzen, Rheinmuenster, Hamina, Norrkoeping, or Schkopau according to the TERMS AND CONDITIONS set out below.

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1. Product	Butadiene
2. Specification

Dow standard sales specification 12852-S for all Buyer's Product consuming plants except for Rubber. Specification attached hereto as Appendix A and made part of this Contract.

Customer specification 12852-C101 for Buyer's Product consuming Rubber plants ex Terneuzen. Specification attached hereto as Appendix B and made part of this Contract.

Customer specification 12852-C100 for Buyer's Product consuming Rubber plants ex Boehlen. Specification attached hereto as Appendix C and made part of this Contract

3. Quantity

Buyer shall buy a minimum quantity of [*****] MT/calendar year ("Minimum Quantity") and Seller shall sell a maximum quantity of [*****] MT /calendar year ("Maximum Quantity"). Included in the Minimum Quantity is the Product Quantity produced by Seller at its Boehlen Facility, which shall be separately referred to as “Boehlen Quantity”

If Seller has additional quantities available to offer to Buyer in Boehlen and Buyer is willing to buy, Seller will provide Buyer with first right of refusal to buy such additional quantity of Product under the terms of this contract

The quantity is determined on basis VAC with reference to Section 21.

4. Price/Currency EXCLUSIVE OF VAT

The following price formula shall apply, invoiced in EUR/MT:

The base price will be negotiated by Buyer and Seller on the 25'th of the month for the following month. If Buyer and Seller fail to agree on the base price for any month, the base price will be equal to the ICIS Northwest Europe Contract Price for butadiene for the month in question. The base price will be adjusted to an FCA price before adding actual freight, by means of the following formula:

[*****] + actual freight to the receiving site

Where actual freight is the rail freight from Terneuzen to rail served sites, the shipping cost to [*****], or pipeline transfer costs from either Boehlen or Terneuzen for deliveries to Latex Terneuzen or Rubber Schkopau.

Where [*****] fee represents an average freight cost for Butadiene sellers in NWE and will be adjusted annually with inflation.

Should the ICIS mechanism move to an FCA basis, the [*****] freight adjustment will no longer be applied, and the formula will be as follows:

[*****] + actual freight to the receiving site

At the end of the first eighteen (18) month period and each thirty- six (36) month period thereafter, upon at least twelve (12) months prior written notice by either Buyer or Seller, Seller and Buyer shall reserve the right to negotiate in good faith a mutually agreeable alternative to the above price mechanism. In the event that the Parties are unable to agree upon an alternative price mechanism within thirty (30) days after initiating negotiations, then Buyer and Seller must elevate the negotiations to senior management of each Party.

If senior management cannot reach agreement within thirty (30) days of elevation, then the pricing negotiation becomes a dispute to be arbitrated by a reputable industry consultant, such as IHS, to be mutually agreed upon by Buyer and Seller; provided, however, that during periods of such arbitration the price mechanism shall continue under the then current price mechanism until the resolution of such arbitration. Fees and costs for the arbitrator shall be shared equally between Buyer and Seller. The decision by the arbitrator shall be the new price starting on the date the arbitrator issues the decision and shall continue for the next thirty-six (36) month period. For the avoidance of doubt, Section 33 shall not apply to a pricing dispute pursuant to this Section 4.

In the event any of the indices referenced above ceases publication, stops reporting on Butadiene, materially changes its format for price reporting, or modifies the fundamental basis for price reporting, Seller and Buyer reserve the right to negotiate in good faith a mutually agreeable alternative to the above price mechanism. In the event that the

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Parties are unable to agree upon an alternative price mechanism within thirty (30) days after initiating negotiations, then Buyer and Seller must elevate the negotiations to senior management of each Party. If senior management cannot reach agreement within thirty (30) days of elevation, then the pricing negotiation becomes a dispute arising under this Contract and is settled pursuant to the terms of Section 33.

5. Period of Contract

This Contract is effective as of January 1, 2021 and shall continue to be in effect for five (5) years. At the expiry of the initial five-year period, the Contract will be extended for two (2) year periods thereafter unless terminated by either Party with at least twelve (12) months written notice prior to the end of the initial five-year period or any subsequent two-year extension period; all the above without prejudice to any other right of termination a Party may have in accordance with the terms hereof, including any termination rights in accordance with Section 17 of this Contract.

6. Delivery Terms

Incoterms 2010

CIF Hamina

CIP Rheinmuenster,

CIP Norrkoeping,

DDP Terneuzen,

CIP Schkopau for rail car deliveries ex Terneuzen,

DDP Schkopau for the Boehlen Quantity

The Parties agree to change to Incoterms 2020 delivery terms, as soon as both Parties have implemented Incoterms 2020 in their respective organizations and then amend this Contract accordingly.

7. Delivery schedule

Each calendar month, Buyer shall purchase [*****] of the Minimum Quantity of Product as set forth in Section 3 of this Contract (“Monthly Minimum”) and Seller shall sell in each month up to [*****] of such Maximum Quantity (“Monthly Maximum”). Buyer agrees to buy and accept, and Seller agrees to sell and deliver Product throughout each month as in commercially reasonable on this ratable basis. Buyer shall provide Seller a forecast of Product demand for the next calendar year by the fourth quarter of the then-current year which will also set forth the volume split between delivery locations. Additionally, as further set out in Section 11 of this Contract, Buyer shall provide Seller a rolling three (3) month forecast provided at least five (5) business days before the end of each calendar month. Volume to be split between delivery locations according to the rolling three (3) month forecast provided by Buyer. The provisions of this Section 7 are subject to reductions in the relevant quantities (a) as provided in Section 26 , (b) a failure of Seller to deliver product in accordance with the quality specifications, (c) non-purchases of Product due to the fault of Seller, or (d) for any reasons set forth in Sections 18 of this Contract. The Seller acknowledges that Seller's sole and exclusive remedy for breach by Buyer of this Section 7 is as set forth in Sections 10 and 11 of this Contract

Seller shall inform Buyer and Buyer shall inform Seller without undue delay of any circumstances which could potentially prevent or delay the manufacturing, delivery or offtake of volumes indicated. Both Parties shall work together on remediation measures to mitigate those effects.

8. Mode of delivery	[*****] Rail to Schkopau, Rheinmuenster, Norrkoeping, with Railcar deliveries in Seller's or third-party rail tank cars, Pipeline transfer to Terneuzen and Schkopau
9. Payment terms	[*****] days end of month of delivery for pipeline and railcar delivery and net [*****] days date of invoice for all other shipment method

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10.Remarketing fee

Should Buyer fail to purchase at least the Minimum Quantity during any calendar year, then Seller´s sole remedy shall be to collect from Buyer [*****] as liquidated damages and not as a penalty, on a Product quantity equal to the difference between the Minimum Quantity and the quantity actually purchased by Buyer during such calendar year(“Quantity Gap”). In calculating the Quantity Gap the applicable Minimum Quantity shall be deemed reduced with any quantities not purchased or  delivered hereunder as a result of (a) the Seller’s failure to supply (except in the case of a planned shutdown as set forth in Section 17.1 of this Contract), (b) any reasons set forth in Section 18 of this Contract, (c) a Force Majeure event according to Section 26 of this Contract and (d) any amount of Product for which Buyer has made payment under Section 11 of this Contract.

The Re-Marketing Fee under this Section 10 is intended to permit Buyer to optimize manufacturing operations in its consuming facilities, but is not intended to permit Buyer to replace the minimum quantities of Product required to be purchased from Seller under this Contract with other purchases of butadiene obtained from third parties.

Should Seller fail to supply at least the Minimum Quantity during any calendar year, then Buyer’s sole remedy shall be to collect from Seller [*****] as liquidated damages and not as a penalty, on a Product quantity equal to the difference between the quantity ordered by Buyer and the quantity actually supplied by Seller during such calendar year (“Seller’s Quantity Gap”). In calculating the Seller’s Quantity Gap the applicable Minimum Quantity shall be deemed reduced with any quantities not purchased or  delivered hereunder as a result of (a) the Buyer’s failure to order and purchase at least the Monthly Minimum (except in the case of a planned shutdown as set forth in Section 17.1 of this Contract), (b) any reasons set forth in Section 18 of this Contract, and (c) a Force Majeure event according to Section 26 of this Contract.

If during any month Seller failed to sell and deliver any ordered quantity up to the Monthly Maximum, Seller shall have the option to offer such quantities in the following months in addition to any quantities ordered by Buyer (“Additional Quantity”). If Buyer does not purchase and take any Additional Quantities offered by Seller, such quantities not purchased and taken shall be deducted from the Minimum Quantity for the calculation of Seller’s Quantity Gap.

11.Binding Forecast

Buyer shall provide Seller a rolling three (3) month forecast for all delivery locations at least five (5) business days before the end of each calendar month. The first month of any rolling 3-month forecast is binding ("Binding Forecast").

Buyer commits to purchase any Boehlen pipeline quantity supplied up to a maximum volume of [*****] Mt per month. In case of non-compliance with such purchase obligation (for reasons other than (a) as provided in Section 26, (b) failure of Seller to deliver product in accordance with specifications, and (c) non purchase of Product occurs at the fault of Seller, then Buyer shall pay the price of Product multiplied by the difference between the Boehlen monthly pipeline production Seller could have supplied, but not more than [*****] Mt per month, and the quantity of Product actually purchased by Buyer in the applicable calendar month.

12.Vessel Nomination

Seller shall nominate the vessel to the Logistics Department of Buyer within minimum 5 working days prior to the commencement of the laycan at load port.

The nomination shall be accepted by Buyer within 48 hours from the day of nomination or by 17:00 hours CET on a [*****] working day prior to the commencement of the laycan, whichever occurs first. For the sake of clarity, “working day” means, between 09:00 hours and 17.00 hours CET, on a day other than a Saturday, Sunday or Bank holiday.

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13.Product Analysis

Seller, for any volumes of Product delivered by seagoing vessel and rail, will provide Buyer with a certificate of analysis representative of the Product supplied to the custody of the carrier. For this purpose Buyer will ensure, at any time during the period of this Contract, that Seller (Commercial/Logistic Department) is aware of, at the time of delivery of the Product, the valid contact information to receive such certificate of analysis.

14.Inspection for Deliveries by Sea

14.1. Quantity Inspection at Load Port

An independent surveyor reasonably acceptable to both Parties shall be appointed by Seller at load port. The independent surveyor shall be instructed to make the full quantity inspection report including load readiness available to both Seller and Buyer regardless of the Party paying the inspection cost. The cost shall be for the account of Seller.

14.2. Quality Inspection at Load Port

Buyer reserves the right, regardless of the Party paying the inspection cost, to request and receive a quality inspection report on composite of ship's tanks after load or of the shore line as performed by an independent surveyor at load port acceptable to both Parties. The independent surveyor shall be appointed by Seller. The cost shall be for the account of Buyer.

14.3. Quantity Inspection at Discharge Port

Seller reserves the right to request and receive from Buyer a full quantity inspection report as performed by an independent surveyor at discharge port. The independent surveyor shall be appointed by Buyer.

The cost shall be for the account of Buyer.

15.Ship Requirements

The ship shall meet all relevant legislation and all load and discharge port regulations and safety standards and shall comply with the requirements of the International Code for the Security of Ships and of Port Facilities (ISPS Code). If the ship does not meet all such requirements, or is deemed unsafe, then the ship may be refused. The Party nominating the ship shall be liable for all damages (consequential damage is excluded) and costs resulting from the non-compliance with this article. A ship may not be substituted without written consent of the other Party.

16.Laytime & Demurrage

Laytime and demurrage is calculated at the rate confirmed in the accepted barge/vessel nomination.

Any claim with supporting documentation shall be submitted within the following time bar:

● 30 days of the date of completion of discharge from the barge (completion of discharge date = day 1).

● 90 days of the date of completion of discharge from the seagoing vessel (completion of discharge date = day 1).

Claims delivered after the number of days set forth in this paragraph shall be deemed to be waived and no claim may be brought in respect of them. Demurrage shall only be payable if actually claimed and invoiced by the barge/vessel owner and in no event shall demurrage be payable exceeding the amount actually incurred and invoiced by the barge/vessel owner.

The invoice for the claim is issued upon acceptance. Demurrage is payable 30 days after date of invoice.

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17.Planned Maintenance Turnarounds and Permanent Shutdown

17.1. Planned Maintenance Turnarounds

17.1.1. Seller Planned Maintenance Turnarounds

In the event of a planned Ethylene Cracker or Butadiene extraction unit turnaround, Seller reserves the option to cancel supply under this Contract at the affected site or sites in association with the shutdown period; provided, that Seller gives Buyer at least [*****] months advance notification in writing of the planned shutdown period. The Parties agree that any [*****] month notice provided under this Section by Seller is not binding and the shutdown notice is for planning purposes only and subject to adjustment by Seller if it gives ninety (90) days notice prior to the planned shutdown date. Unless otherwise agreed between the Parties, any quantities not delivered in association with the shutdown shall be deducted from the annual quantity. In the event Seller and Buyer mutually agree to recover any lost volume, the Parties will develop a mutually acceptable schedule.

17.1.2. Buyer Planned Maintenance Turnarounds

In the event of a planned shutdown at Buyer's butadiene consuming facilities at the delivery locations listed in Section 6 of this Contract, Buyer reserves the option to cancel supply under this Contract at the affected site or sites in association with the shutdown period provided Buyer gives Seller at least [*****] months advance notification in writing of the planned shutdown period. The parties agree that any [*****] month notice provided under this Section by Buyer is not binding and the shutdown notice is for planning purposes only and subject to adjustment by Buyer if it gives ninety (90) days notice prior to the planned shutdown date. Unless otherwise agreed between the Parties, any subsequent quantities not delivered in association with the shutdown shall be deducted from the annual quantity. In the event Seller and Buyer mutually agree to recover any lost volume, the Parties will develop a mutually acceptable schedule.

17.2. Permanent Shutdown

17.2.1. Seller Permanent Shutdown

In the event that Seller decides to permanently shut down, close, sell, or liquidate Seller's Ethylene Cracker or Butadiene extraction unit located at either Terneuzen or Boehlen, Seller reserves the option to unilaterally and permanently cancel supply under this Contract at the affected site or sites or terminate this Contract with no penalty upon six (6) months advance written notice (but 12-month notice in case of shutdown of the Boehlen facility). In the event that Seller is no longer manufacturing or supplying or selling Butadiene on a global basis due to the sale of the related business, cessation of operations or shutdown or sale of various assets, Seller may terminate this Contract with no penalty upon six (6) months written notice.

Seller should communicate Buyer any intended change of usage for the pipeline currently transporting butadiene from Boehlen to Schkopau site with at least 2 years notice. This notice does not apply if the changes are caused by permanent shutdown, close, sell or liquidation of Seller’s Ethylene Cracker in Boehlen or Butadiene extraction unit.

17.2.2. Buyer Permanent Shutdown

In the event that Buyer decides to permanently shutdown or close Buyer's butadiene consuming facilities located at the delivery locations listed in Section 6 of this Contract, Buyer reserves the option to unilaterally and permanently cancel supply under this Contract at the affected site or sites or terminate this Contract with no penalty upon six (6) months written notice (but 12-month notice if the shutdown impacts the Boehlen Quantity).

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17.3	Seller and Buyer Cooperation

Seller and Buyer agree to use reasonable best efforts to coordinate planned shutdowns of Seller's Ethylene Cracker or Butadiene extraction unit and Buyer's Product consuming facilities to optimize downtime and minimize the impact of shutdowns on the operations of Seller and Buyer.

18.Product Availability

Buyer acknowledges that the Product supplied under this Contract is a co-product of Sellers cracking operation for the production of Ethylene and Propylene. In the event that Seller decides at any time to reduce its cracking operation for any reason, the quantity specified in this Contract may be reduced at Seller's option without any liability to Seller. In the event that Seller elects at any time to change the feedstock for cracker operation which reduces the co-product production, the quantity specified in this Contract may be reduced at Seller's option proportionally to the reduction of the co-product production without any liability to Seller.

19.Interpretation of Trade Terms

Trade terms shall be interpreted in accordance with INCOTERMS 2010. Title shall pass to Buyer at the same time as the risks of loss or damage under INCOTERMS 2010. If this Contract does not specify trade terms as defined in INCOTERMS 2010, title and risk of loss shall pass to Buyer upon delivery into the custody of the carrier.

20.Payment and Payment Value Date

(I) Payment in the currency agreed hereunder is essential (in specie). Payment is valid only if made in such currency and in accordance with Seller’s payment instructions. (II) If payment due date falls on a Saturday or on a holiday other than a Monday, payment shall be made on the last preceding banking day. If payment due date falls on a Sunday or a holiday on a Monday, payment shall be made on the next banking day. (III) Buyer agrees with Seller’s right to set off any amounts owed by Seller or its affiliates to Buyer with any amounts owed by Buyer hereunder.

21.Determination of Invoice Quantity of Product

The quantity of the Product to be invoiced shall be determined at load point in accordance with the methods and procedures applicable to deliveries of the Product and the Shipment Method defined in this Contract or in accordance to the results of an independent surveyor acceptable to both Parties. An independent surveyor acting on behalf of Buyer, at Buyer’s expense, shall have the right to verify, under an appropriate secrecy agreement, Seller’s calibration procedures and measurement records of Seller’s meters. In case of dispute, the results of an independent surveyor shall be final and binding to both Parties.

22.Seller’s Commitments

22.1

Seller undertakes that the Product at the time of delivery meet the agreed Specifications. All descriptions, illustrations, performance and technical data, weights and the like, contained in any promotional or technical literature issued by Seller are subject to variation without notice and are not designed to constitute Specifications.

22.2	Seller will supply Buyer with the current Material Safety Data Sheets (MSDS) regarding the Product.
22.3	Seller will convey the Product with good title, free from any lawful lien or encumbrance.

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23.Responsible Practices

23.1

Buyer will (I) familiarize itself with any product literature or information Seller provides under Seller’s product stewardship program, including MSDS, (II) follow safe handling, use, selling, storage, transportation and disposal practices, including special practices as Buyer’s use of the Product requires and instruct its employees, contractors, agents and customers in these practices and (III) take appropriate action to avoid spills or other dangers to persons, property or the environment. Seller may cancel this Contract on 15 days notice if Buyer fails to comply with any of its commitments under this Section.

23.2

Notwithstanding the provisions of Section 25 hereof, Buyer will indemnify Seller for all claims, damages and related costs, including reasonable attorney fees, arising out of Buyer’s non-compliance with any of its commitments under Section 23.1 above.

24.REACH

Seller is aware of the REACH Regulation 1907/2006/EC ("REACH") and shall ensure that the substances contained in the Product comply at all times with the REACH requirements applicable to them, if any. To the extent required under REACH, the substances contained in the Product are registered. If Buyer wishes Seller to cover additional use(s) not already covered under the existing registration, Seller in its sole discretion may update the registration, provided that (i) Buyer provides all the information on the use(s) and exposure of the Product needed for Seller to perform a realistic risk assessment of such use(s), (ii) the risk assessment so made demonstrates that the risks of such use(s), if any, can be adequately managed, and (iii) Buyer pays for each use identified for coverage all costs and expenses accrued by Seller in this context. Notwithstanding the above, Seller shall endeavor to notify Buyer if it was decided not to cover use(s) identified by Buyer, as soon as reasonable possible. To the extent the Product or any of the substances contained in the Product, require authorization, Seller shall use its best efforts to ensure that in a timely manner an authorization is obtained and maintained. In this respect, Seller shall keep Buyer informed about the status of the authorization process, including information on the inclusion on the candidate list and Annex XIV and the information as specified in Article 57 of REACH.

25.Warranty/Liability

25.1

The commitments set out in Section 22 above are Seller’s sole warranties in respect of the Product. Any other condition or warranty as to the quality of the Product supplied under this Contract or fitness for any particular purpose whether arising under statute or otherwise, is excluded.

25.2

In the event of any liability by either party whether arising from breach of Contract or from statutes it is agreed that, to the extent permitted by applicable law, the maximum amount of damages recoverable shall be limited to the Contract price for the Product with respect to which damages are claimed. In no event shall either Seller or Buyer be liable for indirect, consequential, special, punitive or exemplary damages in connection with or arising out of this Contract.

25.3	Nothing in this Contract shall limit either Party’s liability for grossly negligent or intentional behaviour or for damages to life, body or health.

26.Force Majeure

In the event of accident, mechanical breakdown of facilities, fire, flood, strike, labour trouble, riot, revolt, war, acts of governmental authority, acts of God, or contingencies beyond the reasonable control of the Party affected, all interfering with the performance of this Contract, the quantity of Product provided for in this Contract shall be reduced by the amount so affected without liability, but this Contract shall otherwise remain unchanged. The affected Party shall decide at its reasonable discretion on the quantities of Product affected and the allocation of the reduced quantities to be sold or purchased. The Parties agree to retain absolute discretion on relation to allocation with their respective affiliates, provided however that during an event subject to this Section 26, Seller shall treat Buyer in the same manner as all other contract customers for Product.

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The affected Party shall use all commercially reasonable efforts to mitigate the effect of the Force Majeure event on the performance of its obligations. If Seller has additional spot quantities of Product available at sites that are not affected from the Force Majeure event, and it would not affect other contractual or legal obligations Seller may have. Seller shall provide Buyer with refusal priority right to buy such volumes.

In case of Force Majeure impacting Seller’s ability of supplying Trinseo Terneuzen Latex: Seller has the option, in its sole discretion, to supply Buyer with third party product or Seller may in mutual agreement with Buyer facilitate bringing external third party barge volumes to Terneuzen tank by Buyer, provided Buyer pays a compensation of [*****]/ton to cover for internal cost at Dow Terneuzen (barge unloading, administration, tank storage and pipeline transportation). If the third party product supplied by Seller does not meet the Specifications, Buyer shall be entitled to refuse such product.

27.Non-performance

27.1

If Buyer fails to perform any of the terms of this Contract when due and fails to remedy such failure within 5 business days upon the prior written notice of Seller, Seller may, at its option, decline to make further deliveries against this Contract, except for cash, or may recall or defer shipments until such default is made good, or may treat such default as final refusal to accept further shipments and cancel this Contract.

27.2

Seller reserves the right, without prejudice to Buyer’s liability to pay on the due date, to charge interest on any overdue balance of a rate equal to the one month Euribor interest on the last business day of the month preceding the date of payment, plus five percent (5%) points. Such right is in addition and without prejudice to any other rights Seller may have under this Contract.

28.Credit

In the event that Seller reasonably believes Buyer to be insolvent or that Buyer will not or cannot pay Seller’s invoices, Seller may defer shipments require cash payments or other security, or cancel this Contract. Seller will promptly and by email, telecopy or letter notify Buyer of actions taken under this clause. Buyer agrees to hold Seller harmless which shall include but is not limited to all collection costs including reasonable attorney fees. Seller may charge interest on all overdue amounts at the rate set forth in Section 28.2. In case Seller defers shipments or takes other actions under this clause, Seller will not be in default for delivery and Buyer shall not be entitled to revoke any orders, rescind any purchase or supply agreement nor will Buyer be entitled to any indemnification.

29.Severability of Provisions

Should any provision of this Contract be held invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected. Any invalid or unenforceable provision shall be replaced with a new provision which will allow the parties to this Contract to achieve the intended economic result in a legally valid and effective manner.

30.Non-Waiver

Failure to exercise any rights under this Contract upon any occasion shall not waive the right to exercise the same on another occasion

31.Assignment of Contract and/or claims

This Contract may not be assigned by Buyer by operation of law or otherwise without the express written consent of Seller, which consent may only be withheld if assignee is determined by Seller to be a competitor of Seller or any of Seller Affiliates' businesses that are located at the sites subject to this Contract or if Seller deems, in its reasonable discretion, that the assignee's financial responsibility is unsatisfactory. Any assignment by Buyer must include a prohibition on its assignee restricting any further assignment of this Contract without the consent of Seller. Any attempted assignment without such consent from Seller shall be null and void provided, however, that either Party hereto shall be permitted to assign this Contract, in full or in part to any wholly-owned Affiliate (including assigning some or all of Seller's obligations hereunder, in which case such Affiliate may effect delivery of the Product and invoice Buyer

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directly.) "Affiliate" means any subsidiary, legal entity, or joint venture in which a Party hereto directly or indirectly holds an ownership interest of at least 50%.

This Contract may not be otherwise assigned by Seller to any third party without the consent of Buyer, except any assignment or partial assignment of this Contract does not require consent of Buyer when such assignment is in connection with a sale, conveyance, disposition, divestiture, contribution to a joint venture by Seller of, or a similar transaction, including a merger, consolidation, reorganization or other business combination involving Seller and relating to, all or substantially all of the assets or properties of Seller to which the subject matter of this Contract relates. Upon the assignment of this Contract and the express assumption by the assignee of the assigned obligations of Seller under this Contract through the execution of an assignment and assumption agreement, Seller shall be released from all obligations and liabilities under this Contract. In addition, both Seller and Buyer may assign their respective claims under this Contract to third parties. Agreed quantities and other terms shall not be affected by an assignment.

In the event Dow Europe GmbH or its Affiliates sell, convey, divest, or contribute to a joint venture the Ethylene Crackers located at both Terneuzen and Boehlen, then Dow Europe GmbH is obligated to assign this Contract to the third party purchaser or the joint venture for which the assets were contributed, except that only Dow Europe GmbH is subject to this assignment obligation and such obligation does not transfer to any subsequent assignee who were the third party purchaser or the joint venture for which the assets were contributed.

32.Applicable Law & Jurisdiction

This Contract shall be governed by and construed in accordance with the laws of Switzerland, with the exclusion of the Conflict of Law Principles. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Contract.

The exclusive venue of any kind of legal proceedings regarding disputes among the parties which cannot be settled amicably is Zurich Switzerland. However, disputes regarding price payments may also be brought by Seller before any competent court at Buyer’s place of incorporation or main office.

33.Controlling Terms & Amendments

By ordering any of the Products detailed in this Contract, Buyer agrees to all the terms and conditions contained in this document which override any additional or different terms or conditions included in Buyer's purchase order or other documents or referred to by Buyer. Any amendments or additions to this Sales Contract shall be valid only if agreed in writing by both Parties.

If there is an inconsistency between any of the provisions of this contract and the provisions of the schedules, the provisions of this Contract shall prevail.

34.Confidential Information

34.1

Each Party agrees that any and all information which is obtained in connection with the performance of this Contract (“Confidential Information”) shall be kept in confidence and used solely for the purposes of this Contract. The Parties further agree to use the same degree of care respecting the Confidential Information received by it as used in preserving the secrecy of its own confidential or proprietary business information. Neither Party shall disclose the Confidential Information received by it to any person, including but not limited to its own employees, Affiliates or employees of Affiliates unless they are bound by confidentiality obligations at least as strict as those under this Section 35.

34.2

Neither Party may disclose the Confidential Information received by it for a purpose other than the performance of its obligations under this Contract. The Parties’ obligations under this Section 35 shall survive expiration or termination of this Contract for five (5) years.

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34.3	The obligations of this Section 35 shall not apply, however, to Confidential Information which:
(a)

prior to transmission to the receiving Party was of general public knowledge or becomes, subsequent to the time of transmission to the other Party, a matter of general public knowledge, otherwise than as a consequence of a breach by the receiving Party or its employees of its obligations hereunder;

(b)

was in the possession of the receiving Party in documentary form prior to the time of disclosure by the disclosing Party, and was not acquired, directly or indirectly from the disclosing Party and is held by the receiving Party free of any obligation of confidence to the disclosing Party or any third party;

(c)

is received in good faith from a third party having the right to disclose it, and who, to the best of the receiving Party’s knowledge, did not obtain the same from the disclosing Party and who imposes no obligation of secrecy on the receiving Party with respect to such information;

(d)

Confidential Information which any Party, as the case may be, is required to disclose by any Authority, law or regulation, or on the basis of any applicable judgment, order or decree of any court or governmental body or agency having jurisdiction over the respective Party, including requirements to disclose Confidential Information under United States securities laws, stock exchange rules or pursuant to a request by the Securities and Exchange Commission.

35.Contact Persons

Seller:

Planning/Logistic Coordinator R. COSTA / TERNEUZEN TEL 0031-115627593 / 73023 EMAIL rlcosta@dow.com	Commercial Coordinator E. DEUBEL HORGEN TEL 0041-44 728 2113 EMAIL edeubel@dow.com	Commercial Manager M. SANTA-MARIA MADRID TEL 0034-91 7407757 EMAIL msantamaria@dow.com
Credit Manager A. ALLOCCO TERNEUZEN TEL 0031-115627589 EMAIL ahallocco@dow.com	Accounts Receivable MARIAN BOS TEL 0031115673743 Email mbos1@dow.com	Demurrage Coordinator Ship/Barge EMAILFI2DEMR@DOW.COM
Buyer:
Planning/Logistic Coordinator A. BOTH TEL 0031-115672896 EMAIL aboth@trinseo.com	Commercial Coordinator J. RAISON HORGEN TEL 0041 447183682 EMAIL : jraison@trinseo.com	Commercial Manager A. CARRION HORGEN TEL 0041 78 603 2184 EMAIL: mcarrion@trinseo.com

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Dow Europe GmbH ______________________________ Dow Europe GmbH
Horgen, dated 3-3-2020 Trinseo Europe GmbH	Horgen, dated 29.6.2020 Dow Europe GmbH
/s/ Timothy M. Stedman Timothy M. Stedman Director Trinseo Europe GmbH	/s/ Thomas Gallagher Thomas Gallagher Dow Europe GmbH

Appendix A to Butadiene Sales Contract (Europe)

Date Printed:	2020-02-24

Effective Date:		03/09/2012
Supersedes Date:		01/10/2006
Name:	Butadiene

Specification Number:	000000012852
Previous Specified Material:	00012852

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
1,3-Butadiene	[*****]	WT%	ASTM D2593
1,2-Butadiene	[*****]	ppm wt	ASTM D2593
Methyl Acetylene	[*****]	ppm wt	ASTM D2593
Propadiene	[*****]	ppm wt	ASTM D2593
1-Butene	[*****]	WT%	ASTM D2593
2-Butene, cis-	[*****]	WT%	ASTM D2593
2-Butene, trans-	[*****]	WT%	ASTM D2593
Isobutylene	[*****]	WT%	ASTM D2593
Vinyl Acetylene	[*****]	ppm wt	ASTM D2593
alpha-Acetylenes	[*****]	ppm wt	ASTM D2593	1
Cyclopentadiene	[*****]	ppm wt	ASTM D2593

® ™ Trademark of The Dow Chemical Company ("Dow") or an affiliated company of Dow

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
C5 & Heavier HC	[*****]	ppm wt	ASTM D2593	2
Inhibitor (TBC)	[*****]	ppm wt	ISO 8176
Butadiene Dimer @ Depr	[*****]	ppm wt	ASTM D2426	3
Extraction Solvent	[*****]	ppm wt	ASTM E1140	4
Sulfur, Total	[*****]	ppm wt	ASTM D3246
Chlorides, Total	[*****]	ppm wt	UOP 779
Carbonyls as Acetald	[*****]	ppm wt	ASTM D4423	5
Methanol	[*****]	ppm wt	ASTM D4864
Ethanol	[*****]	ppm wt	ASTM D4864
Ammonia + Amines	[*****]	ppm wt	ASTM D4629
Peroxides, as H2O2	[*****]	ppm wt	ASTM D5799
Nonvolatile Residue	[*****]	ppm wt	ASTM D1025
Oxygen in Vapor Space	[*****]	% vol	ASTM D2504	6
Appearance	[*****]		Visual

Name:Butadiene

Specification Number:000000012852

Effective Date:03/09/2012

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Name:Butadiene

Specification Number:000000012852

Effective Date:03/09/2012

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
Water	[*****]	ppm wt	ASTM D1744

Final Testing Requirements Notes:
1	Alpha-Acetylenes Total of methyl-, ethyl- and vinyl-acetylene
2	HC = Hydrocarbons
3	@ Depr = at Departure
4	Extraction solvent Terneuzen:Acetonitrile Boehlen:N-Methylpyrrolidone
5	Acetald = Acetaldehyde
6	Oxygen in Vapor Space Not applicable to BSL supplies.

READ PRECAUTIONARY INFORMATION AND MATERIAL SAFETY SHEETS. THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

APPENDIX A

LAST PAGE

Appendix B to Butadiene Sales Contract (Europe)

Date Printed:	2020-02-25

Effective Date:	2012-03-09
Supersedes Date:	2010-05-05

Name:	BUTADIENE

Specification Number:	000000323319 C101
Previous Specified Material:	00012852 C101

Customer Name & Address
TRINSEO DEUTSCHLAND GMBH STRASSE E 17 SCHKOPAU Saxony-Anhalt 06258 DE

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
1,3-Butadiene	[*****]	WT%	ASTM D2593
1,2-Butadiene	[*****]	ppm wt	ASTM D2593
Methyl Acetylene	[*****]	ppm wt	ASTM D2593
Propadiene	[*****]	ppm wt	ASTM D2593
1-Butene	[*****]	WT%	ASTM D2593
2-Butenes, Total	[*****]	WT%	ASTM D2593
Isobutylene	[*****]	WT%	ASTM D2593
Vinyl Acetylene	[*****]	ppm wt	ASTM D2593

® ™ Trademark of The Dow Chemical Company ("Dow") or an affiliated company of Dow

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Name:BUTADIENE

Specification Number:000000323319 C101

Effective Date:2012-03-09

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
alpha-Acetylenes	[*****]	ppm wt	ASTM D2593
Cyclopentadiene	[*****]	ppm wt	ASTM D2593
C5 & Heavier HC	[*****]	ppm wt	ASTM D2593	1
Inhibitor (TBC)	[*****]	ppm wt	ISO 8176
Butadiene Dimer @ Depr	[*****]	ppm wt	ASTM D2426	2
Extraction Solvent	[*****]	ppm wt	ASTM E1140	3
Sulfur, Total	[*****]	ppm wt	ASTM D3246
Chlorides, Total	[*****]	ppm wt	UOP 779
Carbonyls as Acetald	[*****]	ppm wt	ASTM D4423	4
Methanol	[*****]	ppm wt	ASTM D4864
Ethanol	[*****]	ppm wt	ASTM D4864
Ammonia + Amines	[*****]	ppm wt	UOP 430	5
Peroxides, as H2O2	[*****]	ppm wt	ASTM D5799
Nonvolatile Residue	[*****]	ppm wt	ASTM D1025	6

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Name:BUTADIENE

Specification Number:000000323319 C101

Effective Date:2012-03-09

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
Oxygen in Vapor Space	[*****]	% vol	ASTM D2504	7
Appearance	[*****]		Visual
Water	[*****]	ppm wt	ASTM D1744

Final Testing Requirements Notes:
1	HC = Hydrocarbons
2	@ Depr = at Departure
3	Extraction solvent Terneuzen:Acetonitrile
4	Acetald = Acetaldehyde
5

Ammonia + Amines

When using ASTM D4629 results must be corrected by extracting concentration of N coming from the extraction solvent used.

For Acetonitrile:Results - Extraction solvent * 0.34

For N-Methylpyrrolidone:Results - Extraction solvent * 0.14

6	Nonvolatile Residue Includes TBC
7

Oxygen in Vapor Space

Requirement is for barge/ship/rail transfers only.Not applicable to pipeline transfers.

This parameter will not be routinely analyzed by Terneuzen based on operating discipline which minimizes oxygen levels in railcars.

External Notes
1	This spec is for product transactions between producer Terneuzen and customer Schkopau (Styron).

READ PRECAUTIONARY INFORMATION AND MATERIAL SAFETY SHEETS. THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

LAST PAGE

Appendix C to Butadiene Sales Contract (Europe)

Date Printed:	2020-02-25

Effective Date:	2012-03-09
Supersedes Date:	2010-03-09

Name:	BUTADIENE

Specification Number:	000000323337 C100
Previous Specified Material:	00012852 C100

Customer Name & Address
TRINSEO DEUTSCHLAND GMBH STRASSE E 17 SCHKOPAU Saxony-Anhalt 06258 DE

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
1,3-Butadiene	[*****]	WT%	ASTM D2593
1,2-Butadiene	[*****]	ppm wt	ASTM D2593
Methyl Acetylene	[*****]	ppm wt	ASTM D2593
Propadiene	[*****]	ppm wt	ASTM D2593
C3 Hydrocarbons	[*****]	WT%	ASTM D2593
1-Butene	[*****]	WT%	ASTM D2593
2-Butenes, Total	[*****]	WT%	ASTM D2593
Isobutylene	[*****]	WT%	ASTM D2593

® ™ Trademark of The Dow Chemical Company ("Dow") or an affiliated company of Dow

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Name:BUTADIENE

Specification Number:000000323337 C100

Effective Date:2012-03-09

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
Vinyl Acetylene	[*****]	ppm wt	ASTM D2593
alpha-Acetylenes	[*****]	ppm wt	ASTM D2593
Cyclopentadiene	[*****]	ppm wt	ASTM D2593
C5 & Heavier HC	[*****]	ppm wt	ASTM D2593	1
Inhibitor (TBC)	[*****]	ppm wt	ISO 8176
Butadiene Dimer @ Depr	[*****]	ppm wt	ASTM D2426	2
Extraction Solvent	[*****]	ppm wt	ASTM E1140	3
Sulfur, Total	[*****]	ppm wt	ASTM D3246
Chlorides, Total	[*****]	ppm wt	UOP 779
Carbonyls as Acetald	[*****]	ppm wt	ASTM D4423	4
Methanol	[*****]	ppm wt	ASTM D4864
Ethanol	[*****]	ppm wt	ASTM D4864
Ammonia + Amines	[*****]	ppm wt	UOP 430
Peroxides, as H2O2	[*****]	ppm wt	ASTM D5799

BUTADIENE SUPPLY CONTRACT

TRINSEO/DOW

Name:BUTADIENE

Specification Number:000000323337 C100

Effective Date:2012-03-09

Final Testing Requirements
Test and Test Condition	Limit	Unit	Method	Note
Nonvolatile Residue	[*****]	ppm wt	ASTM D1025	5
Appearance	[*****]		Visual
Water	[*****]	ppm wt	ASTM D1744

Final Testing Requirements Notes:
1	HC = Hydrocarbons
2	@ Depr = at Departure
3	Extraction solvent Boehlen: N-Methylpyrrolidone
4	Acetald = Acetaldehyde
5	Nonvolatile Residue Includes TBC

READ PRECAUTIONARY INFORMATION AND MATERIAL SAFETY SHEETS. THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

LAST PAGE